Vanguard® Commodity Strategy Fund
Consolidated Schedule of Investments (unaudited)
As of July 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (73.8%)
U.S. Government Securities (73.8%)
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/2026	89,805	88,987
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/2027	72,099	70,947
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/2027	36,539	36,269
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/2027	91,881	89,828
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/2027	81,047	79,464
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2027	92,148	91,338
	United States Treasury Inflation Indexed Bonds	0.500%	1/15/2028	83,084	80,725
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/2028	34,196	33,811
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/2028	90,818	88,998
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/2028	35,240	35,898
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/2028	72,008	70,131
	United States Treasury Inflation Indexed Bonds	2.375%	10/15/2028	93,503	94,011
	United States Treasury Inflation Indexed Bonds	0.875%	1/15/2029	62,380	60,387
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/2029	31,891	32,086
	United States Treasury Inflation Indexed Bonds	2.125%	4/15/2029	94,636	94,292
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/2029	40,186	41,870
	United States Treasury Inflation Indexed Bonds	0.250%	7/15/2029	73,594	69,865
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2029	99,241	97,900
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/2030	83,141	77,627
	United States Treasury Inflation Indexed Bonds	1.625%	4/15/2030	101,809	99,793
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/2030	89,681	83,246
	United States Treasury Inflation Indexed Bonds	1.125%	10/15/2030	105,462	101,569
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/2031	94,309	86,444
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/2031	104,799	100,612
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/2031	95,006	86,467
Total U.S. Government and Agency Obligations (Cost $1,924,467)					1,892,565
				Shares
Temporary Cash Investments (29.8%)
Money Market Fund (10.1%)
[1]	Vanguard Market Liquidity Fund	3.718%		2,592,747	259,249
			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (19.7%)
[2]	United States Treasury Bill	3.559%–3.646%	8/6/2026	39,740	39,728
[2]	United States Treasury Bill	3.546%	8/11/2026	21,800	21,782
[2]	United States Treasury Bill	3.646%	8/13/2026	42,000	41,958
[2]	United States Treasury Bill	3.597%	8/18/2026	40,250	40,189
[2,3]	United States Treasury Bill	3.667%–3.668%	9/10/2026	38,800	38,651
[2]	United States Treasury Bill	3.671%	9/17/2026	30,275	30,137
[2]	United States Treasury Bill	3.622%–3.728%	9/24/2026	60,400	60,078
[2]	United States Treasury Bill	3.722%	10/1/2026	17,139	17,036
[2,3]	United States Treasury Bill	3.854%	10/29/2026	104,200	103,275
[2]	United States Treasury Bill	3.613%	11/5/2026	112,400	111,314
					504,148
Total Temporary Cash Investments (Cost $763,271)					763,397
Total Investments (103.6%) (Cost $2,687,738)					2,655,962
Other Assets and Liabilities—Net (-3.6%)					(91,520)
Net Assets (100%)					2,564,442
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Security is owned by the Vanguard CSF Portfolio, which is a wholly owned subsidiary of the Commodity Strategy Fund.
3	Securities with a value of $25,784 have been segregated as collateral for open over-the-counter swap contracts.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Fixed Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Bloomberg Commodity Index[2]	8/19/2026	MLI	250,000	(0.060)	—	(5,677)
Bloomberg Commodity Index[2]	8/26/2026	BARC	120,000	(0.100)	—	(68)
Bloomberg Commodity Index 2 Month Forward[2]	8/26/2026	BARC	160,000	(0.110)	—	(204)
Bloomberg Commodity Index 3 Month Forward[2]	8/6/2026	GSI	45,000	(0.120)	780	—
BofA Merrill Lynch Commodity MLBXAKSV Excess Return Strategy[2,3]	8/19/2026	MLI	55,000	(0.170)	—	(1,072)
BofA Merrill Lynch Commodity MLBXSTGV Excess Return Strategy[2,3]	8/19/2026	MLI	210,000	(0.110)	—	(4,603)
BofA Merrill Lynch Commodity MLCILP3E Excess Return Strategy[2,3]	8/19/2026	MLI	150,000	(0.140)	—	(3,263)
CIBC Commodity CIBZC51EC Excess Return Strategy[2,3]	8/19/2026	CIBC	370,000	(0.160)	—	(7,957)
Goldman Sachs Commodity i-Select Strategy 1129[2,3]	8/6/2026	GSI	195,000	(0.120)	3,670	—
Macquarie Commodity MQCP170E Excess Return Strategy[2,3]	8/26/2026	MACQ	275,000	(0.150)	—	(527)
Modified Strategy DBS18 on the Bloomberg Commodity Index[2,3]	8/6/2026	GSI	190,000	(0.120)	4,760	—
RBC Commodity RBCACB23 Excess Return Strategy[2,3]	8/26/2026	RBC	260,000	(0.130)	—	(429)
RBC Commodity RBCSVBW1 Excess Return Strategy[2,3]	8/26/2026	RBC	80,000	(0.160)	—	(288)
Societe Generale Commodity SGIXCSB1 Excess Return Strategy[2,3]	8/19/2026	SOCG	205,000	(0.170)	—	(4,611)
					9,210	(28,699)
1	Fixed interest payment received/paid monthly.
2	Security is owned by the subsidiary.
3	Information on the components of the reference entity is available on www.vanguard.com.
BARC—Barclays Bank plc.
CIBC—Canadian Imperial Bank of Commerce.
GSI—Goldman Sachs International.
MACQ—Macquarie Bank Ltd.
MLI—Merrill Lynch International.
RBC—Royal Bank of Canada.
SOCG—Société Generale.
At July 31, 2026, the counterparties had deposited in segregated accounts securities with a value of $48,689 and cash of $14,210 in connection with open over-the-counter swap contracts.
A.  Basis for Consolidation: Vanguard CSF Portfolio ("the subsidiary") commenced operations on June 25, 2019. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund's investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of July 31, 2026, the subsidiary comprises $485,047,000 or 19%, of the fund's net assets. All inter-fund transactions and balances (including the fund's investment in the subsidiary) have been eliminated, and the Consolidated Schedule of Investments includes all investments and other accounts of the subsidiary as if held directly by the fund.
B.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
C.  Swap Contracts: The fund gains exposure to commodities through the subsidiary's investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return on the specified index (receiving the increase or paying the decrease in the value of the specified index), applied to a notional amount. The subsidiary also pays a fixed rate applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swaps in inflation-linked investments and high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the subsidiary cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary's net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of July 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,892,565	—	1,892,565
Temporary Cash Investments	259,249	504,148	—	763,397
Total	259,249	2,396,713	—	2,655,962
Derivative Financial Instruments
Assets
Swap Contracts	—	9,210	—	9,210
Liabilities
Swap Contracts	—	(28,699)	—	(28,699)